UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 20, 2007
R.H. DONNELLEY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-07155	13-2740040
(State or other jurisdiction	(Commission	(I.R.S. Employer Identification No.)
of incorporation)	File Number)

1001 Winstead Drive, Cary NC		27513
(Address of principal		(Zip Code)
executive offices)
Registrant’s telephone number, including area code: (919) 297-1600
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
     On March 20, 2007, Mr. Russell T. Lewis notified R.H. Donnelley Corporation (“we” or the “Company”) that he will not stand for re-election as a director at the upcoming Annual Meeting of Shareholders (“Annual Meeting”), scheduled for May 3, 2007, for personal reasons. Our Proxy Statement dated March 26, 2007 with respect to the Annual Meeting will so disclose Mr. Lewis’ decision not to stand for re-election.
     The effective date of Mr. Lewis’ departure will be May 3, 2007, immediately following the Annual Meeting.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R.H. Donnelley Corporation

	By:	/s/ Robert J. Bush

Robert J. Bush Senior Vice President, General Counsel & Corporate Secretary

Date: March 26, 2007